AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VL-R

PLATINUM INVESTOR(SM) SURVIVOR

LAST SURVIVOR FLEXIBLE PREMIUM

VARIABLE LIFE INSURANCE POLICY

SUPPLEMENT DATED JULY 6, 2000

TO

PROSPECTUS DATED FEBRUARY 10, 2000

AS SUPPLEMENTED MAY 5, 2000

Effective July 6, 2000 American General Life Insurance Company ("AGL") is amending the prospectus for the sole purpose of reflecting a charge we assess on each premium payment we receive for Policies issued in Oregon. This charge is called the "tax charge back." Oregon law requires us to remove the premium tax charge and allows us to assess the tax charge back.

On Page 5 of the prospectus, under the heading "How will the value of my investment in a Policy change over time?", the section titled "Your accumulation value." is deleted in its entirety and replaced with the following:

Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 6 under "Premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Other deductions from each premium payment." We invest the rest in one or more of the investment options listed in the chart on the first page of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

On page 6 of the prospectus, under the heading "What charges will AGL deduct from my investment in a Policy?", the first 2 sections, "Premium tax charge." and "Other deductions from each premium payment.", are deleted in their entirety and replaced with the following:

Premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range from .75% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return.

Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. If you later move to a state that has a premium tax, we will not charge you a premium tax. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 2% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative expenses we provide under these Policies.

Other deductions from each premium payment. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from your premium payment, we will deduct 6.5% of the remainder on all premiums received during the first 10 years. Thereafter we will deduct 1.0% of each premium, after deducting the applicable premium tax or tax charge back. Your Policy refers to these deductions as a Premium Expense Charge. We use these charges to cover sales expenses, including commissions.

On Page 24 of the prospectus, the 5th paragraph and the first 2 points under the 5th paragraph are deleted in their entirety and replaced with the following:

Separate tables are included to show both current and guaranteed maximum charges. The charges assumed in the following tables include:

    a charge for state premium tax (or a tax charge back if we issued the Policy in Oregon), assumed to be 2.0% (for both current and guaranteed maximum charges);
  after we deduct premium tax (or a tax charge back if we issued the Policy in Oregon), a deduction from the remainder of each premium payment of 6.5% from each premium we receive during the first 10 Policy years; and 1.0% thereafter after deducting premium taxes (or a tax charge back if we issued the Policy in Oregon);